UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  September 4, 2001
                                                          -----------------

                        COMMISSION FILE NUMBER 001-08495


 DELAWARE                   CONSTELLATION BRANDS, INC.             16-0716709
                               and its subsidiaries:
 NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
 NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
 NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
 ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
 NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
 NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
 NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
 DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
 CALIFORNIA                 ALLBERRY, INC.                         68-0324763
 CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
 CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
 CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
 DELAWARE                   BARTON INCORPORATED                    36-3500366
 DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
 MARYLAND                   BARTON BEERS, LTD.                     36-2855879
 CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
 GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
 ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
 NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
 DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
 WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
 ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as          (IRS Employer
 jurisdiction of            specified in its charter)             Identification
 incorporation)                                                   No.)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
-------
Constellation Brands, Inc. released the following information on September 4, 2001:


    CONSTELLATION REITERATES SECOND QUARTER AND FULL YEAR EARNINGS GUIDANCE

FAIRPORT, NEW YORK, SEPTEMBER 4, 2001 -- Constellation Brands, Inc. (NYSE: STZ and STZ.B) today reiterated its diluted earnings per share guidance for the three months ending August 31, 2001 ("Second Quarter 2002") and fiscal year ending February 28, 2002 ("Fiscal 2002"). Diluted earnings per share for Second Quarter 2002 are expected to be within a range of $0.80 to $0.83 versus $0.70 reported for Second Quarter 2001. Diluted earnings per share for Fiscal 2002 are expected to be within a range of $3.03 and $3.08 versus $2.60 reported for Fiscal 2001.

     Richard Sands, Chairman, Chief Executive Officer and President of Constellation, said, "All of Constellation's businesses remain healthy. Our strategy, which has been proven sound even in these times of economic uncertainty, remains in place. While we have seen the Company grow phenomenally in the past several years, we believe there is far more growth ahead and our targets for long-term growth have not changed."

     Constellation's Second Quarter 2002 Earnings Release is scheduled for Tuesday, October 2, 2001. All per share amounts in this press release reflect the two-for-one stock split of both the Company's Class A and Class B common stock, which was distributed in the form of a stock dividend on May 14, 2001.

     The  statements  above  reflect  the  anticipated   impact  of  the  recent
acquisition of Ravenswood Winery, Inc., which closed on July 2, 2001, and Pacific Wine Partners LLC, our joint venture with BRL Hardy, which commenced operations on August 1, 2001. The Company's earnings expectations also reflect the impact of Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," as it relates to the recent acquisition and joint venture. With respect to goodwill and intangible assets acquired prior to July 1, 2001, the Company will adopt the new accounting rules beginning March 1, 2002. The Company is currently assessing the financial impact of SFAS 142 on its financial statements.

ABOUT CONSTELLATION
     Constellation Brands, Inc. is a leader in the production and marketing of beverage alcohol brands in North America and the United Kingdom and is a leading independent drinks wholesaler in the United Kingdom. As the second largest supplier of wine, the second largest importer of beer and the fourth largest supplier of distilled spirits, Constellation is the largest single-source supplier of these products in the United States. In the United Kingdom, Constellation is a leading marketer of wine and the second largest producer and marketer of cider. With its broad product portfolio, Constellation believes it is distinctly positioned to satisfy an array of consumer preferences across all beverage alcohol categories. Leading brands in Constellation's portfolio include: Franciscan Oakville Estate, Simi, Estancia, Ravenswood, Corona Extra, Modelo Especial, St. Pauli Girl, Almaden, Arbor Mist, Talus, Vendange, Alice White, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn and K.

FORWARD-LOOKING STATEMENTS
     The statements set forth in this press release, which are not historical facts, are forward-looking statements. Unless otherwise noted, these forward-looking statements do not take into account the impact of any future acquisition, merger or any other business combination, divestiture or financing that may be completed after the date of this release. Further, these statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a detailed list of the risk factors that may adversely impact these forward-looking statements, please refer to ATTACHMENT A set forth below in this press release; please also refer to our Company's Securities and Exchange Commission filings.

                             CONFERENCE CALL DETAILS

     A conference call to discuss this announcement will be hosted by Richard Sands, Chairman and CEO, and Tom Summer, Executive Vice President and CFO, on Wednesday, September 5, 2001, at 10:00 a.m. EDT. The conference call can be accessed by dialing (800) 860-2442. A live listen-only web cast of the conference call is available on the Internet at the Company's web site, http://www.cbrands.com, under "Investor Information." If you are unable to participate in the conference call, there will be a replay available by dialing
(877) 344-7529 from approximately 1:00 p.m. EDT on Wednesday, September 5, 2001, through 12:00 a.m. EDT on Thursday, September 13, 2001.

Digital Playback Instructions - Courtesy of ChorusCall
------------------------------------------------------

1.   Dial 877-DIG-PLAY (877-344-7529) or 412-858-1440.
2.   Enter 541 when prompted for your account number followed by the # sign.
3.   Please press '1' to play a recorded conference.
4. Please enter '251229' when prompted to enter the conference number followed by the # sign.
5. Please clearly state your name and company name when prompted to do so followed by any key.
6.   Please press '1' to begin the conference playback.

Note: You may press 0 at anytime during the conference to hear the Detailed Instructions Menu. You may press 2 at anytime during the conference to stop the playback entirely. You will be placed in the Introduction Menu.

                                  ATTACHMENT A

         SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
                               REFORM ACT OF 1995

     The Company makes forward-looking statements from time to time and desires to take advantage of the "safe harbor" which is afforded such statements under the Private Securities Litigation Reform Act of 1995 when they are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward-looking statements.

     The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Any projections of future results of operations, and in particular, (i) the Company's estimated diluted earnings per share for the quarter ending August 31, 2001, and (ii) the Company's estimated diluted earnings per share for the twelve months ending February 28, 2002, should not be construed in any manner as a guarantee that such results will in fact occur. There can be no assurance that any forward-looking statement in this press release will be realized or that actual results will not be significantly higher or lower than set forth in or implied by such forward-looking statement. In addition to the risks and uncertainties of ordinary business operations, the forward-looking statements of the Company contained in this press release are also subject to the following risks and uncertainties:

RECENT ACQUISITIONS AND JOINT VENTURE
     - Projections of future results of operations include Constellation's expectations with respect to future performance of recently acquired businesses, including the expected impact of the Ravenswood acquisition, and our joint venture with BRL Hardy. These expectations are based upon the acquired businesses and the operations of the joint venture achieving certain sales projections and meeting certain cost targets, and the acquisitions being successfully integrated.

PERFORMANCE OF WHOLESALE DISTRIBUTORS
     - In the United States, we sell our products principally to wholesalers for resale to retail outlets, including grocery stores, package liquor stores, club and discount stores and restaurants. The replacement or poor performance of our major wholesalers or our inability to collect accounts receivable from our major wholesalers could materially and adversely affect our results of operations and financial condition. Distribution channels for beverage alcohol products have been characterized in recent years by rapid change, including consolidations of certain wholesalers. In addition, wholesalers and retailers of our products offer products, which compete directly with our products for retail shelf space and consumer purchases. Accordingly, there is a risk that these wholesalers or retailers may give higher priority to products of our competitors. In the future, our wholesalers and retailers may not continue to purchase our products or provide our products with adequate levels of promotional support.

SUPPLIERS, RAW MATERIALS AND PRICE FLUCTUATIONS
     - Our business is heavily dependent upon raw materials, such as grapes, grape juice concentrate, grains, and alcohol from third-party suppliers and packaging materials. We could experience raw material supply, production or shipment difficulties, which could adversely affect our ability to supply goods to our customers. We are also directly affected by increases in the costs of such raw materials. Although we believe we have adequate sources of grape supplies, in the event demand for certain wine products exceeds expectations, we could experience shortages. One of our largest components of cost of goods sold is that of glass bottles, which have only a small number of producers. The inability of any of our glass bottle suppliers to satisfy our requirements could adversely affect our business.

COMPETITION
     - We are in a highly competitive industry. The dollar amount and unit volume of our sales could be negatively affected by our inability to maintain or increase prices, changes in geographic or product mix, general decline in beverage alcohol consumption or the decision of our wholesale customers, retailers or consumers to purchase competitive products instead of our products. Wholesaler, retailer and consumer purchasing decisions are influenced by, among other things, the perceived absolute or relative overall value of our products, including their quality or pricing, compared to competitive products. Unit volume and dollar sales could also be affected by pricing, purchasing, financing, operational, advertising or promotional decisions made by wholesalers and retailers which could affect their supply of, or consumer demand for, our products. We could also experience higher than expected selling, general and administrative expenses if we find it necessary to increase the number of our personnel or our advertising or promotional expenditures to maintain our competitive position or for other reasons.

CONSUMPTION OF PRODUCTS WE SELL

     Consumer purchasing patterns and preferences may impact the consumption of the products we sell. There are a variety of factors that may cause consumers to decrease the amount and type of alcohol products purchased, including but not limited to the following:

     - concerns about the health consequences of consuming beverage alcohol products and about drinking and driving;

     - a trend toward a healthier diet including lighter, lower calorie beverages such as diet soft drinks, juices and sparkling water products; and

     -    activities of anti-alcohol consumer groups.

EXCISE TAXES AND GOVERNMENT RESTRICTIONS
     - In the United States, the federal government and individual states impose excise taxes on beverage alcohol products in varying amounts, which have been subject to change. Increases in excise taxes on beverage alcohol products, if enacted, could materially and adversely affect our financial condition or results of operations. In addition, the beverage alcohol products industry is subject to extensive regulation by state and federal agencies. The federal Bureau of Alcohol, Tobacco and Firearms and various state liquor authorities regulate such matters as licensing requirements, trade and pricing practices, permitted and required labeling, advertising and relations with wholesalers and retailers. In recent years, federal and state regulators have required warning labels and signage. In the United Kingdom, Matthew Clark carries on its excise trade under a Customs and Excise License. Licenses are required for all premises where wine is produced. Matthew Clark holds a license to act as an excise warehouse operator and registrations have been secured for the production of cider and bottled water. New or revised regulations or increased licensing fees and requirements could have a material adverse effect on our financial condition or results of operations.

CURRENCY RATE FLUCTUATIONS/FOREIGN OPERATIONS
     The Company has operations in different countries and, therefore, is subject to the risks associated with currency fluctuations. The Company could experience changes in its ability to obtain or hedge against foreign currency, foreign exchange rates and fluctuations in those rates. The Company could also be affected by nationalizations, unstable governments, legal systems or intergovernmental disputes. These currency, economic and political uncertainties may affect the Company's results, especially to the extent these matters, or the decisions, policies or economic strength of the Company's suppliers, affect the Company's foreign operations or imported beer products.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CONSTELLATION BRANDS, INC.

Dated: September 4, 2001             By:  /s/ Thomas S. Summer
                                     --------------------------------
                                     Thomas S. Summer, Executive Vice
                                     President and Chief Financial
                                     Officer


                                  SUBSIDIARIES


                                    BATAVIA WINE CELLARS, INC.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Treasurer


                                    CANANDAIGUA WINE COMPANY, INC.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Treasurer


                                    CANANDAIGUA EUROPE LIMITED

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Treasurer


                                    CANANDAIGUA LIMITED

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Finance Director
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)


                                    POLYPHENOLICS, INC.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    ROBERTS TRADING CORP.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, President and
                                         Treasurer

                                    CANANDAIGUA B.V.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Chief
                                         Financial Officer


                                    FRANCISCAN VINEYARDS, INC.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    ALLBERRY, INC.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    CLOUD PEAK CORPORATION

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    M.J. LEWIS CORP.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    MT. VEEDER CORPORATION

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President
                                         and Treasurer


                                    BARTON INCORPORATED

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President

                                    BARTON BRANDS, LTD.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON BEERS, LTD.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON BRANDS OF CALIFORNIA, INC.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON BRANDS OF GEORGIA, INC.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON CANADA, LTD.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON DISTILLERS IMPORT CORP.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    BARTON FINANCIAL CORPORATION

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    STEVENS POINT BEVERAGE CO.

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President


                                    MONARCH IMPORT COMPANY

Dated:  September 4, 2001           By:  /s/ Thomas S. Summer
                                         --------------------------------
                                         Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None